UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2018

Independence Bancshares, Inc.
(Exact name of registrant
as specified in its charter)

South Carolina	333-121485	20-1734180
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

500 East Washington Street, Greenville, South Carolina, 29601
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (864) 672-1776

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective as of January 23, 2018, First Reliance Bancshares, Inc. (“First Reliance”), the holding company for First Reliance Bank, Florence, South Carolina, completed its acquisition by merger (the “Merger”) of Independence Bancshares, Inc. (the “Company”), the holding company for Independence National Bank, Greenville, South Carolina. The Company merged with and into First Reliance, with First Reliance as the surviving entity. The Merger was completed pursuant to an Agreement and Plan of Merger dated September 25, 2017 (the “Merger Agreement”).

Upon the closing of the Merger, each outstanding share of common stock, $0.01 par value per share, of the Company (“Independence Common Stock”) was converted into the right to receive cash in the amount of $0.125. Immediately prior to the closing of the Merger, each outstanding share of Series A Preferred Stock, $0.01 par value per share, of the Company (the “Independence Preferred Stock”) was redeemed for its stated per share redemption price by the payment of cash in the amount of $1,000.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on September 26, 2017.

Item 3.03 Material Modifications to Rights to Security Holders.

Upon the closing of the Merger, each outstanding share of Independence Common Stock was converted into the right to receive $0.125 in cash, without interest and less any applicable withholding taxes. Immediately prior to the closing of the Merger, each outstanding share of Independence Preferred Stock was redeemed for its stated per share redemption price by the payment of cash in the amount of $1,000. As described in the Company’s Current Report on Form 8-K filed on January 9, 2018, the Merger Agreement was approved by the Company’s shareholders at the special shareholders’ meeting held on January 9, 2018. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.01 Changes in Control of Registrant.

Upon the closing of the Merger effective as of January 23, 2018, the Company merged with and into First Reliance and, accordingly, a change in control of the Company occurred. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE BANCSHARES, INC.

Dated: January 22, 2018	By:	/s/ Martha L. Long
Name: Martha L. Long
Title: Chief Financial Officer